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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 20, 2001
                                                          ---------------




                        Environmental Power Corporation
                        -------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 0-15472            04-2782065
----------------------------     ------------     ------------------
(State of other jurisdiction     (Commission        (IRS Employer
     of incorporation)           File Number)     Identification No.)

        500 Market Street, Suite 1-E, Portsmouth, New Hampshire  03801
                   (Address of principal executive offices)


                                (603) 431-1780
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

Martin A. Zelbow, a consultant, was named Interim Chief Financial Officer and Interim Treasurer of the Company and its subsidiaries on August 20, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (C) EXHIBITS
         None

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION


August 20, 2001                              /s/ Martin A. Zelbow
                                             --------------------------------
                                             Martin A. Zelbow
                                             Interim Chief Financial Officer and
                                             Interim Treasurer
                                             (principal accounting officer
                                             and authorized officer)

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